SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): September 29, 2005

FINANCIAL INDUSTRIES CORPORATION

(Exact name of Registrant as specified in charter)

Texas	0-4690	74-2126975
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

6500 River Place Blvd., Building One

Austin, Texas 78730

(Address of principal executive offices)

Registrant’s telephone number, including area code: (512) 404-5000

Former name or former address, if changed since last report - Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

Item 5.02 Departure of Directors or Principal Officers; Election of

Directors; Appointment of Principal Officers.

The Board of Directors of Financial Industries Corporation (the “Company”) has elected Robert A. Nikels as a director, effective as of November 1, 2005. Mr. Nikels is a retired insurance executive with more than 31 years experience in the life, annuity and health insurance business. He began his career as an actuarial student with the Lincoln National Life Insurance Company, where he served in a number of capacities, most recently as senior vice president of product management from 1992 to 1995. He retired from Lincoln National in 1995. Mr. Nikels fills the director position left vacant by the resignation of Salvador Diaz-Verson, Jr. in July 2005. The resignation of Mr. Diaz-Verson, Jr. was announced in a Current Report on Form 8-K filed by the Company on July 18, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINANCIAL INDUSTRIES CORPORATION

Date: October 5, 2005	By:	/s/ J. Bruce Boisture
J. Bruce Boisture
President and Chief Executive Officer